Exhibit 10.41

Synplicity Variable Incentive Pay Plan

Adopted February 17, 2005

Plan Summary

The Synplicity Variable Incentive Pay Plan (“VIPP”) ties a portion of total employee compensation to the performance of Synplicity (the “Company”), aligning employees to a common set of objectives and creating a “performance culture” throughout the Company. The VIPP becomes effective April 1, 2005. Initially the plan participants will be all U.S. non-commissioned employees. Other plan participants may be added to the VIPP by the Board of Directors (“Board”) by resolution.

VIPP payments will be earned and paid quarterly based on achievement of a quarterly revenue target, quarterly operating income target and one or more additional Company objectives. VIPP quarterly revenue and quarterly operating income targets for the entire fiscal year will be determined by the Company’s Board at the beginning of each fiscal year, and the other Company objectives will be determined quarterly. The Board will determine whether the various targets are achieved and calculate the resulting quarterly payouts, with input from the Chief Executive Officer (CEO). At inception of the VIPP, participating employees with the exception of the CEO, will receive a one-quarter minimum guarantee of 100% payment.

Variable pay percentages correspond to individual job categories and are consistent with industry levels as determined by compensation survey information. The initial variable pay percentages are less than target market levels, but the percentages will increase annually over a three-year period to a final variable pay percentage by job category that is market level, as determined by compensation survey information.

Plan Details

1.	The purpose of the plan is to create a closer risk/reward relationship between compensation and performance that promotes a “performance culture.”

2.	Plan Participant Eligibility

a.	All non-commissioned, regular U.S. full-time employees are included in the VIPP.

i.	Regular U.S. full-time employees are any U.S. employees who work 30 or more hours per week, receive full benefits and are included on the Synplicity payroll. Any employees who are not regular full-time employees are excluded from the plan.

ii.	New hires will participate from date of employment and are eligible to receive a pro rata share of the plan payout amount in their first quarter of employment.

iii.	A plan participant must be an active, regular full-time, U.S. employee on the last day of a calendar quarter in order to be eligible for a potential VIPP payout for that quarter, because payments are considered earned on the last day of each quarter.

iv.	Plan participants for whom employment with the Company is terminated non-voluntarily shall be an exception to (iii) above and are eligible to receive plan payout for the quarter of their termination, pro rata based on their length of employment during the quarter.

v.	Employees on leaves of absence shall be an exception to (iii) above and are eligible for VIPP participation for any portion of leave that is paid by the Company. For unpaid leaves of any kind, the VIPP will be suspended, and employees will earn a pro rata share of the incentive for the Company paid portion during the quarters they are starting or returning from unpaid leave.

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3.	Plan Participant Variable Compensation Target Amount and Percentages by Job Category

a.	The target percentage of an employee’s compensation that is variable under the VIPP (assuming a 100% payout percentage) is based the employees’ job category and the fiscal year of the program, as follows, with the changes effective at the beginning of each new calendar year of the program:

Job Category	2005 Variable %	2006 Variable %	2007 and Future Year Variable %
CEO	[***]%	TBD	TBD
Sr. VP/VP	[***]%	[***]%	[***]%
Director/Sr. Staff Eng.	[***]%	[***]%	[***]%
Manager/Staff Eng.	[***]%	[***]%	[***]%
Individual Contributor	[***]%	[***]%	[***]%

b.	The non-variable and variable amounts of an employee’s compensation are recalculated and prorated immediately upon any changes in compensation and/or job category, as applicable.

c.	For example, if an employee who is a manager and has cash compensation of $100,000 receives a 3% annual increase, his compensation going forward will be established as a $[***] base compensation ($100,000 * [***] * [***]% ), and a $ [***] variable compensation ($100,000 * [***] * [***]% ). The new base amount will be paid in semi-monthly payments of $ [***] ($[***] / 24), and the variable amount will be determined in accordance with the payout formula and other terms of the VIPP. Note that the actual amount of the variable compensation paid to this employee per quarter may be more or less than $ [***] ($[***] / 4), which is the amount calculated assuming 100% as the payout percentage. Additionally, if the compensation increase was effective in the middle of the quarter, the amounts would be prorated accordingly.

d.	Notwithstanding anything to the contrary in this plan, in the event of a merger, acquisition or other transaction in which the shareholders of the Company prior to the transaction hold less than 50% of the surviving entity immediately after the transaction, for purposes of any other Synplicity, Inc. benefit plan or company agreement as it applies to participants in the VIPP, “annual base salary” shall be deemed to equal an amount that equals current base compensation and variable compensation as determined under the terms of the VIPP calculated using 100% as the payout percentage for the year.

4.	Plan Payout Formula

a.	The “Plan Payout Formula” that determines the payout percentage is as follows:

Plan Payout % = Revenue Achievement x 40% + Operating Income Achievement x 40% + Company Objective Achievement x 20%

This formula “weights” revenue and operating income achievement equally at 40% each (or a total of 80%) when calculating the payout, and “weights” the other company objectives at 20% when calculating the payout.

b.	For every calendar quarter in which the VIPP is effective (“VIPP Quarter”), the Company’s Board of Directors will generally determine the Plan Payout % for that quarter within one month after the quarter ends. The determination by the Company’s Board of Directors is final and binding.

c.	If the computed Plan Payout % as determined in sections 4, 5, 6, and 7 herein exceeds 100%, in no case will the actual quarterly payment above 100% of VIPP payout exceed 50% of operating profit in excess of the QOIT (defined below).

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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5.	Process for Plan Communication, Payout Determination, and Payment

a.	For every calendar quarter in which the VIPP is effective (“VIPP Quarter”), Company management will communicate the current quarterly revenue target, quarterly operating income target, and other VIPP Company objectives to plan participants at the regular quarterly employee meeting. Additionally, Company management will communicate the total of the four QRTs and the total of the four QOITs for the year at the first regular quarterly employee meeting of the year.

b.	The Company’s Board of Directors will determine the Plan Payout % for each quarter within one month after that quarter ends. The determination by the Company’s Board of Directors is final and binding.

c.	Company management will communicate the Plan Payout % for the preceding VIPP Quarter to plan participants at the regular quarterly employee meeting following the VIPP Quarter.

d.	Payments to employees under the VIPP are anticipated to be made by the 15th of the second month following the applicable VIPP Quarter, except that the Company’s Board of Directors can ask management to reasonably delay payment, at its sole discretion, if it determines that more time is required to make an accurate determination of the Plan Payout %.

6.	The Revenue Achievement and Operating Income Achievement used in the Plan Payout Formula

a.	Overview

i.	Each year, generally in January, the Company’s Board of Directors will determine VIPP quarterly revenue targets (“QRT”) and quarterly operating income targets (“QOIT”) for the current fiscal year after consultation with management. QRTs and QOITs are determined specifically for the VIPP, and are not necessarily the same as other internal goals or external financial “guidance” given to the public in the Company’s financial conference calls.

ii.	The Revenue Achievement and Operating Income Achievement in the Plan Payout Formula are calculated based on how well the Company met its VIPP quarterly targets. A high Revenue Achievement or Operating Income Achievement (100% or more) indicates the Company met or exceeded its quarterly targets (QRT, or QOIT, respectively). A low Revenue Achievement or Operating Income Achievement (less than 100%) indicates the Company fell short of its quarterly targets (QRT, or QOIT, respectively). The actual revenue and operating income numbers for the quarter that are used in the formulas to determine Revenue Achievement and Operating Income Achievement are taken from the Company’s financial statements, with actual operating income on a proforma basis.

iii.	The QRTs and QOITs will generally not change throughout the year once they are set by the Board, but the Board does reserve the right to make changes to the QRTs and QOITs, if, in its sole discretion, market changes warrant changes to the targets, provided that the changes are made for future quarters, and not for the current quarter.

b.	Process for Determining Revenue Achievement and Operating Income Achievement

i.	Company management calculates the Revenue Achievement and Operating Income Achievement for a VIPP Quarter and submits them to the Board for review. The Board reviews management’s calculations and determines the Revenue Achievement and Operating Income Achievement to be used in the Plan Payout Formula, such determinations being final and binding.

c.	Calculation of Revenue Achievement for a VIPP Quarter

i.	Revenue Achievement ranges from 0% to 200% and is determined on a straight line basis, with QRT achievement resulting in 100% Revenue Achievement, [***]% or less of QRT achievement resulting in zero Revenue Achievement and [***]% or more of QRT achievement resulting in 200% Revenue Achievement

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[***] Confidential treatment requested pursuant to a request filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ii.	If the actual revenue achieved during the prior VIPP Quarter falls between [***]% and [***]% of the QRT, the formula for determining Revenue Achievement is as follows:

([***]	x actual revenue for quarter (in dollars) / QRT (in dollars)) – 9

iii.	Example Revenue Achievement calculations:

1.	Assume the QRT for a quarter is $15.0M and the actual revenue achieved for that quarter is $15.2M. The Revenue Achievement equals:
([***] x 15.2M / $15.0M) – 9 = [***] or [***]%.

2.	Assume the QRT for a quarter is $15.0M and the actual revenue achieved for that quarter is $13.8M. The Revenue Achievement equals:
([***] x 13.8M / $15.0M) – 9 = [***] or [***]%.

d.	Operating Income Achievement for a VIPP Quarter

i.	As the amount of the VIPP payout affects the financial results of the Company, throughout the calculation of Operating Income Achievement, “actual operating income” refers to operating income achieved after the total cost of the VIPP payout is considered.

ii.	Operating Income Achievement ranges from 0% to 200% and is determined on a straight line basis, with QOIT achievement resulting in 100% Operating Income Achievement.

iii.	Operating Income Achievement during the prior VIPP Quarter will be determined based on the following formula, with a maximum value of 2.00 (200%) and a minimum value of 0 (0%):

1 + [ (actual operating income-QOIT) / (QRT * [***]) ]

iv.	Example Operating Income Achievement calculations (excludes the effect of computing Operating Income Achievement after consideration of payout of the VIPP at other than 100%):

1.	Assume the QOIT is $1.0M and the QRT is $15M for a quarter, and assume the actual operating income achieved for that quarter is $1.2M. The Operating Income Achievement equals:
1 + [ (1.2-1.0) / (15 * [***]) ]= [***] or [***]%.

2.	Assume the QOIT is $1.0M and the QRT is $15M for a quarter, and assume the actual operating income achieved for that quarter is $0.75M. The Operating Income Achievement equals:
1 + [ (0.75-1.0) / (15 * [***]) ]= [***] or [***]%.

7.	The Company Objective Achievement used in the Plan Payout Formula

a.	Overview

i.	The Company Objective Achievement is a metric that measures whether the Company achieves important Company performance objectives that have been established specifically for the VIPP.

ii.	Each VIPP Quarter the Company’s Board of Directors, in consultation with the CEO, will determine VIPP Company Objectives (“VCOs”) for that VIPP Quarter. The VCOs may include long term or short term objectives, and some long term VCOs may be determined at the beginning of the year, and not change throughout the year.

iii.	The VIPP Company Objectives (VCOs) for the current VIPP Quarter will generally be communicated to VIPP participants at the regular quarterly employee meeting, along with the determination of the Company Objective Achievement for the previous quarter. VCOs that are long term in nature will generally be communicated to participants at the first regular quarterly employee meeting of the year.

[***] Confidential treatment requested pursuant to a request filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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iv.	It is anticipated that there will generally be 2-4 VCOs each VIPP year, but there may be a fewer, or greater, number.

v.	The VIPP Company Objectives (VCOs) may include, but are not limited to the following areas:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

b.	Process for Determining the Company Objective Achievement

i.	After the end of each quarter, the CEO will provide his recommendation to the Board as to whether the Company achieved, exceeded, or did not achieve the prior VIPP Quarter’s VCOs. The CEO will provide whatever information he feels necessary to support his recommendation to the Board. The Board of Directors, in its sole discretion, will make the determination as to the achievement of the VCOs for that prior VIPP Quarter, and will determine the resulting Company Objective Achievement to be used in the Plan Payout Formula, such determination being final and binding.

c.	Calculation of Company Objective Achievement

Board of Director’s determination	Company Objective Achievement calculation
All VCOs were achieved	[***]%
All VCOs were exceeded	[***]%
No VCOs were achieved	[***]%
Combination of the above, if there is more than one VCO for the quarter (some combination of achieving, exceeding, not achieving)	Between[***] – [***]%, at the discretion of the Board

8.	Conflict Resolution

a.	The Board of Directors solely determines the Plan Payout % for a VIPP Quarter, as well as the QRTs, QOITs, VCOs, and the Revenue Achievement, Operating Income Achievement, and Company Objective Achievement, and such decisions are final and binding.

b.	Any other conflicts or disputes arising from participation in the program must first be brought to the attention of the Human Resources Director, who will attempt to resolve the issue. Should the employee not attain resolution, the Chief Financial Officer will review the issue and make a determination. If such other conflict or dispute is not resolved by either the Human Resource Director or the Chief Financial Officer, the Company’s Chief Executive Officer will review the dispute and make a final determination.

c.

Any dispute or controversy arising out of, relating to, or in connection with the VIPP, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be finally settled by binding arbitration to be held in Santa Clara County, California under the Employment Dispute Resolution Rules of the American Arbitration Association as then in effect (the “Rules”). The

[***] Confidential treatment requested pursuant to a request filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration, and judgment may be entered on the decision of the arbitrator in any court having jurisdiction. The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law, and the arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Company shall pay the costs and expenses of such arbitration, and each party shall pay its own counsel fees and expenses.

9.	Changes to the Plan

a.	The Company reserves the right to make changes to the plan at any time. All changes or amendments to the plan are subject to the approval of the Board of Directors.

At Will Employment

Employment at the Company is at will. Nothing in this plan modifies the at will nature of employment at the Company, and the fact that any incentive payments are earned does not guarantee continued employment at the Company.

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